Exhibit 99.1

FIFTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT

FIFTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT (this “Fifth Amendment”), dated as of June 29, 2005, among EXIDE TECHNOLOGIES, a Delaware corporation (the “U.S. Borrower”), EXIDE GLOBAL HOLDING NETHERLANDS C.V., a limited partnership organized under the laws of The Netherlands (the “European Borrower”, and together with the U.S. Borrower, the “Borrowers”), the Lenders from time to time party hereto and DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H :

WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of May 5, 2004 (as amended, restated, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, subject to the terms, conditions and agreements herein set forth, the parties hereto have agreed to amend the Credit Agreement, and the Lenders have agreed to waive certain provisions of the Credit Agreement, in each case as herein provided;

NOW, THEREFORE, it is agreed:

I. Amendments and Waiver to Credit Agreement.

1. Section 8.01(c) of the Credit Agreement is hereby amended by (x) inserting the text “(or 95 days in the case of Fiscal Year 2005)” immediately after the text “Within 90 days” appearing at the beginning thereof and (y) inserting the text “, except in the case of the audited financial statements for Fiscal Year 2005,” immediately preceding the text “made with qualification or expression of uncertainty” appearing in said Section. Furthermore, the Lenders hereby waive any Default or Event of Default that may have existed under the Credit Agreement, in each case solely to the extent resulting from the delivery of audited financial statements pursuant to Section 8.01(c) of the Credit Agreement for Fiscal Year 2005, within 95 days after the close of Fiscal Year 2005, which contain a “going concern qualification” (but which otherwise comply with the requirements of said Section 8.01(c) as amended pursuant to the preceding sentence).

2. The last sentence of Section 9.04 of the Credit Agreement is hereby amended by inserting “(x)” immediately after the phrase “contrary contained above,” contained therein and inserting the following new text immediately at the end thereof:

“and (y) without the prior written consent of the Required Lenders, in no event shall any Indebtedness for borrowed money be incurred pursuant to this Agreement (whether justified under clause (i) of this Section 9.04 or otherwise) if the U.S. Borrower and its Subsidiaries would hold collected and Unrestricted cash and Cash Equivalents in an aggregate amount (after giving effect to the incurrence of the respective Indebtedness and the application of the proceeds therefrom and the application of any other cash or Cash Equivalents on hand (in each case to the extent such proceeds and/or cash or Cash Equivalents are actually utilized by the U.S. Borrower and/or its respective Subsidiary on the respective date of incurrence of the Indebtedness for borrowed money for a permitted purpose other than an investment in cash or Cash Equivalents) and without giving effect to unanticipated cash deposits received by the U.S. Borrower and its Subsidiaries on the date of the incurrence of the respective Indebtedness for borrowed money, so long as such deposits were not known to them at the time respective Notice of Borrowing was given) in excess of $40,000,000”

3. Section 11 of the Credit Agreement is hereby amended by adding the following new definitions in appropriate alphabetical order:

“Restricted” shall mean, when referring to cash or Cash Equivalents of the U.S. Borrower or any of its Subsidiaries, that such cash or Cash Equivalents are subject to any Lien, permitted under this Agreement, in favor of any Person other than the Collateral Agent for the benefit of the Secured Creditors; provided that cash and Cash Equivalents, in an aggregate amount not exceeding $10 million at any time, that are held in accounts maintained in Asia, Australia or New Zealand and are not generally available for use by the U.S. Borrower or its Subsidiaries outside of Asia, Australia and/or New Zealand, shall be treated as “Restricted”.

“Unrestricted” shall mean, when referring to cash or Cash Equivalents of the U.S. Borrower or any of its Subsidiaries, that such cash or Cash Equivalents are not Restricted.

II. Miscellaneous Provisions.

1. In order to induce the Lenders to enter into this Fifth Amendment, each of the Borrowers hereby represents and warrants that (i) no Default or Event of Default exists as of the Fifth Amendment Effective Date after giving effect to this Fifth Amendment and (ii) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Fifth Amendment Effective Date after giving effect to this Fifth Amendment, with the same effect as though such representations and warranties had been made on and as of the Fifth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

2. This Fifth Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

3. This Fifth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the U.S. Borrower and the Administrative Agent.

4. THIS FIFTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5. This Fifth Amendment shall become effective on the date (the “Fifth Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(i) each of the Borrowers, each other Credit Party and Lenders constituting the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: Lisa Alexander (facsimile number: 212-354-8113 / e-mail address: lalexander@whitecase.com); and

(ii) the Borrowers shall have paid to the Administrative Agent and the Lenders all fees, costs and expenses payable to the Administrative Agent and the Lenders to the extent then due pursuant to the Credit Agreement.

6. By executing and delivering a copy hereof, each Credit Party hereby agrees that all Obligations of the Credit Parties shall be fully guaranteed pursuant to the relevant Guaranties and shall be fully secured pursuant to the Security Documents, in each case in accordance with the respective terms and provisions thereof and that this Fifth Amendment does not in any manner constitute a novation of any Obligations under any of the Credit Documents.

7. From and after the Fifth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby.

* * *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

EXIDE TECHNOLOGIES, as a Borrower

By:

Name:
Title:

EXIDE GLOBAL HOLDING

NETHERLANDS C.V.,
as a Borrower

By:	Exide Technologies its general partner

By:

Name:
Title:

DEUTSCHE BANK AG NEW YORK BRANCH,

Individually and as Administrative Agent

By:

Name:
Title:

By:

Name:
Title:

Each of the undersigned, each being a Subsidiary Guarantor under, and as defined in, the Credit Agreement referenced in the foregoing Fifth Amendment, hereby consents to the entering into of the Fifth Amendment and agrees to the provisions thereof.

DIXIE METALS COMPANY By:

Name:
Title:

EXIDE DELAWARE LLC By: Exide Technologies, its sole manager By:

Name:
Title:

EXIDE ILLINOIS, INC. By:

Name:
Title:

GNB BATTERY TECHNOLOGIES JAPAN, INC. By:

Name:
Title:

REFINED METALS CORPORATION By:

Name:
Title:

RBD LIQUIDATION, LLC By:

Name:
Title:

EH INTERNATIONAL, LLC By: Exide Technologies, its sole member By:

Name:
Title:

EXIDE BELIGIUM SPRL By:

Name:
Title:

NATIONAL BATTERY DISTRIBUTION LIMITED (formerly Gemala Ireland (Holdings) Limited) By:

Name:
Title:

EXIDE CANADA CORPORATION By:

Name:
Title:

EXIDE DENMARK AS By:

Name:
Title:

CMP BATTERIES LTD. By:

Name:
Title:

DETA UK LIMITED By:

Name:
Title:

EURO EXIDE CORPORATION LIMITED By:

Name:
Title:

EXIDE TECHNOLOGIES (TRANSPORTATION) LIMITED (formerly Exide (Dagenham) Limited) By:

Name:
Title:

EXIDE (HOLDINGS) LIMITED By:

Name:
Title:

MBD NATIONAL LIMITED By:

Name:
Title:

CEAC, COMPAGNIE EUROPEENE D’ACCUMLATEURS, SAS By:

Name:
Title:

EXIDE HOLDING EUROPE SAS By:

Name:
Title:

DEUTSCHE EXIDE GMBH By:

Name:
Title:

EXIDE ITALIA S.R.L. By:

Name:
Title:

INDUSTRIA COMPOSIZIONI STAMPATE, SPA By:

Name:
Title:

EXIDE HOLDING NETHERLANDS B.V. By:

Name:
Title:

EXIDE TECHNOLOGIES HOLDING, B.V. By:

Name:
Title:

EXIDE TECHNOLOGIES NEDERLAND, B.V. By:

Name:
Title:

CENTRA S.A. By:

Name:
Title:

SONULAR – SOCIEDADE NACIONAL DE METALURGIA, LDA. By:

Name:
Title:

SOCIEDADE PORTUGUESA DO ACUMULADOR TUDOR, S.A. By:

Name:
Title:
By:

Name:
Title:

RU, RENOVACAO URBANA, LDA. By:

Name:
Title:

CHLORIDE MOTIVE POWER IBERICA, S.L. By:

Name:
Title:

EXIDE TRANSPORTATION HOLDING EUROPE, S.L. By:

Name:
Title:

OXIVOLT, S.L. By:

Name:
Title:

SOCIEDAD ESPANOLA DEL ACUMULADOR TUDOR, S.A. By:

Name:
Title:

TUDOR ELECTRONICA, S.L. By:

Name:
Title:

TUDOR AB By:

Name:
Title:

COÖPERATIE EXIDE EUROPE U.A. By:

Name:
Title:

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE      , 2005, AMONG EXIDE TECHNOLOGIES, EXIDE GLOBAL HOLDING NETHERLANDS C.V., VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Name of Institution:

By:

Name:

Title: